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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   JANUARY 27, 1997



                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                   0-16271                 22-2722773
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)             File No.)              Identification No.)


500 HYDE PARK, DOYLESTOWN, PENNSYLVANIA                         18901
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(Address of Principal Executive Office)                       (Zip Code)



Registrant's Telephone Number, Including Area Code: (215) 345-6600
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On November 29, 1996, DVI, Inc. (the "Company") filed a registration statement on Form S-3 (File No. 333-17097) (the "Registration Statement"), relating to $100,000,000 aggregate offering price of notes, debentures or other evidences of indebtedness ("Debt Securities") with the Securities and Exchange Commission (the "SEC"). On December 19, 1996, the Registration Statement was declared effective by the SEC. The Company has offered for sale $100,000,000 aggregate principal amount of its 9-7/8% Senior Notes due February 1, 2004 (the "Senior Notes") in an underwritten public offering through the several underwriters (the "Underwriters") listed on Schedule I to the Underwriting Agreement which is filed as Exhibit 1.1 hereto. In connection with the foregoing, the Underwriting Agreement, the Indenture and the First Supplemental Indenture with respect to the offering of the Senior Notes are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively. The form of the global note representing the Senior Notes is attached hereto as Exhibit 4.3.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

         1.1 Underwriting Agreement dated January 27, 1997 by and between the Company and the Underwriters named therein.

         4.1 Indenture dated January 27, 1997 for Debt Securities between the Company and the Trustee

         4.2 First Supplemental Indenture dated January 30, 1997 between the Company and the Trustee

         4.3 Form of Global Note representing $100,000,000 aggregate principal amount of the Company's 9-7/8% Senior Notes due 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DVI, INC.



                                             By:___________________________
                                                  Steven R. Garfinkel
                                                  Chief Financial Officer

Date: January 30, 1997


                                       S-1

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                                  EXHIBIT INDEX

EXHIBIT


    1.1 Underwriting Agreement dated January 27, 1997 by and between the Company and the Underwriters named therein

    4.1 Indenture dated January 27, 1997 for Debt Securities between the Company and the Trustee

    4.2 First Supplemental Indenture dated January 30, 1997 between the Company and the Trustee

    4.3 Form of Global Note representing $100,000,000 aggregate principal amount of the Company's 9 7/8% Senior Notes due 2004


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